Exhibit 32.2
PRINCIPAL FINANCIAL OFFICER’S CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Kansas City Southern (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick J. Ottensmeyer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick J. Ottensmeyer
Patrick J. Ottensmeyer
Executive Vice President and Chief Financial Officer

February 15, 2008
A signed original of this written statement required by Section 906 has been provided to Kansas City Southern and will be retained by Kansas City Southern and furnished to the Securities and Exchange Commission or its staff upon request.